UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09821

Allied Asset Advisors Funds

(Exact name of registrant as specified in charter)

8925 South Kostner Avenue

Hometown, IL 60456

(Address of principal executive offices) (Zip code)

Bassam Osman,

Allied Asset Advisors Funds

8925 South Kostner Avenue

Hometown, IL 60456

(Name and address of agent for service)

(877)-417-6161

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2026

Date of reporting period: May 31, 2026

Item 1. Reports to Stockholders.

(a)

Iman Fund
Class K | IMANX
Annual Shareholder Report | May 31, 2026
This annual shareholder report contains important information about the Iman Fund for the period of June 1, 2025, to May 31, 2026.  You can find additional information about the Fund at https://investaaa.com/literature/. You can also request this information by contacting us at 1-888-386-3785.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K1	$121	0.99%
1	The Advisor has agreed to reduce the annual rate of its advisory fee to an annual rate of 0.70% of the Fund’s daily average net assets through September 30, 2026. The Advisor may extend or otherwise amend the terms of this arrangement, subject to approval of the Fund’s Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the Investment Company Act of 1940, as amended) after the term. Without this waiver, the costs shown above may have been higher.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
Iman Fund (IMANX) – One-Year Performance Summary
The  Iman Fund delivered an exceptional year, outperforming both conventional and Islamic equity benchmarks while maintaining its disciplined Shariah-compliant investment strategy.
For the one-year period ending May 31, 2026, the Fund returned  44.98%, compared with 29.78% for the S&P 500, and 37.86% for the Dow Jones Islamic Market World Index. This represents outperformance of 15.13 percentage points over the S&P 500, and 7.05 percentage points over the Dow Jones Islamic Market World Index.
Factors Contributing to Performance:
• Technology Leadership: The Fund maintained a meaningful overweight position in high-quality technology companies. Continued investment in businesses benefiting from artificial intelligence, cloud computing, semiconductor demand, and digital infrastructure provided a significant tailwind as these segments remained among the strongest performers in the market.
• Energy Exposure: Unlike many traditional growth funds, the Iman Fund also benefited from a meaningful allocation to energy-related companies. Strong earnings, disciplined capital allocation, and resilient commodity prices enabled the energy sector to contribute positively to overall returns while providing diversification away from technology.
• High-Conviction Portfolio: The Fund’s focused investment approach allowed its strongest investment ideas to have a meaningful impact on performance. Rather than closely tracking an index, the portfolio emphasizes companies with durable competitive advantages, strong balance sheets, attractive valuations, and long-term earnings growth.
• Disciplined Shariah Screening: The Fund’s rigorous Shariah screening naturally excludes highly leveraged businesses and interest-based financial institutions. While these exclusions can create periods of relative underperformance, they also tend to result in a portfolio of companies with stronger financial characteristics and lower leverage, which has benefited investors during the recent market environment.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
Iman Fund	PAGE 1	TSR-AR-018866103

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Class K (without sales charge)	44.98	12.14	14.30
Dow Jones Islamic Market World Index TR	37.86	11.90	14.40
Visit https://investaaa.com/literature/for more recent performance information.
*	The Fund’s past performance is not a good predictor of the Fund’s future performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of May 31, 2026)

Net Assets	$268,800,368	Net Advisory Fee	$1,575,446
Number of Holdings	119	Portfolio Turnover	41%
WHAT DID THE FUND INVEST IN? (as of May 31, 2026)

Industry	(%)
Semiconductor & Other Elec. Component Mfg.	26.2%
Computer Systems Design & Related Services	11.5%
Communications Equipment Manufacturing	9.1%
Software Publishers	6.3%
Pharmaceutical & Medicine Manufacturing	6.1%
Medical Equipment & Supplies Manufacturing	3.9%
Oil & Gas Extraction	3.8%
Petroleum & Coal Products Manufacturing	3.0%
Metal Ore Mining	3.0%
Cash & Other	27.1%

Top 10 Issuers	(%)
Alphabet, Inc.	9.5%
Apple, Inc.	8.0%
NVIDIA Corp.	6.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Microsoft Corp.	5.3%
Micron Technology, Inc.	3.7%
Exxon Mobil Corp.	3.5%
Eli Lilly & Co.	3.4%
Broadcom, Inc.	3.0%
Meta Platforms, Inc.	2.8%
HOW HAS THE FUND CHANGED?
The Fund has not had any material changes during the period covered by this report.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://investaaa.com/literature/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Allied Asset Advisors, Inc. documents not be householded, please contact Allied Asset Advisors, Inc. at 1-888-386-3785, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Allied Asset Advisors, Inc. or your financial intermediary.
Iman Fund	PAGE 2	TSR-AR-018866103

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s code of ethics is incorporated herein by reference to its form N-CSR filed on August 9, 2007.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2026	FYE 5/31/2025
(a) Audit Fees	15,500	15,500
(b) Audit-Related Fees	—	—
(c) Tax Fees	—	—
(d) All Other Fees	—	—

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2026	FYE 5/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 5/31/2026	FYE 5/31/2025
Registrant	—	—-
Registrant’s Investment Adviser	—	—

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not Applicable

Item 6. Investments.

(a) Schedule of Investments is included within the financial statements filed under Item 7 of this Form

(b) Not Applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

IMAN FUND

ALLIED ASSET ADVISORS

ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION

MAY 31, 2026

TRADING SYMBOL: IMANX

Iman Fund
Schedule of Investments
May 31, 2026

	Shares	Value
COMMON STOCKS - 99.6%
Advertising, Public Relations, and Related Services - 0.2%
AppLovin Corp. - Class A(a)	1,090	$668,268
Apparel Accessories and Other Apparel Manufacturing - 0.1%
Deckers Outdoor Corp.(a)	2,851	324,586
Architectural and Structural Metals Manufacturing - 0.5%
SPX Technologies, Inc.(a)	6,100	1,321,626
Automotive Parts, Accessories, and Tire Retailers - 0.2%
O’Reilly Automotive, Inc.(a)	7,600	660,288
Bakeries and Tortilla Manufacturing - 0.0%(b)
J & J Snack Foods Corp.	916	69,726
Basic Chemical Manufacturing - 0.9%
Linde PLC	4,919	2,448,137
Building Equipment Contractors - 0.1%
EMCOR Group, Inc.	323	267,063
Business Support Services - 0.2%
Uber Technologies, Inc.(a)	6,958	489,843
Clothing and Clothing Accessories Retailers - 1.2%
Boot Barn Holdings, Inc.(a)	9,200	1,562,804
Ross Stores, Inc.	2,562	593,692
TJX Cos., Inc.	7,448	1,152,578
		3,309,074
Communications Equipment Manufacturing - 9.1%
Apple, Inc.	68,960	21,519,658
Ciena Corp.(a)	1,300	754,299
QUALCOMM, Inc.	9,114	2,287,796
		24,561,753
Computer and Peripheral Equipment Manufacturing - 1.7%
Cisco Systems, Inc.	37,240	4,484,441
Computer Systems Design and Related Services - 11.5%
Alphabet, Inc. - Class A	40,523	15,412,518
Alphabet, Inc. - Class C	27,004	10,165,116
F5, Inc.(a)	2,300	881,935
PDF Solutions, Inc.(a)	32,810	1,602,112
SAP SE - ADR	10,032	1,823,717
ServiceNow, Inc.(a)	3,699	460,045
Workday, Inc. - Class A(a)	3,110	454,651
		30,800,094

	Shares	Value
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.4%
Shopify, Inc. - Class A(a)	8,330	$988,854
Cut and Sew Apparel Manufacturing - 0.1%
Cintas Corp.	1,666	285,319
Drugs and Druggists’ Sundries Merchant Wholesalers - 0.2%
McKesson Corp.	725	538,269
Electric Power Generation, Transmission and Distribution - 0.4%
GE Vernova, Inc.	1,078	1,043,849
Electrical Equipment Manufacturing - 0.8%
Powell Industries, Inc.	7,610	2,164,436
Footwear Manufacturing - 0.2%
NIKE, Inc. - Class B	12,740	588,970
Freight Transportation Arrangement - 0.1%
Expeditors International of Washington, Inc.	1,764	278,694
General Freight Trucking - 0.2%
Old Dominion Freight Line, Inc.	1,450	326,468
Saia, Inc.(a)	700	330,659
		657,127
Hardware, and Plumbing and Heating Equipment and Supplies Merchant Wholesalers - 0.1%
Watsco, Inc.	1,070	392,797
Household Appliance Manufacturing - 0.7%
A.O. Smith Corp.	4,508	255,694
SharkNinja, Inc.(a)	12,740	1,552,878
		1,808,572
Household Appliances and Electrical and Electronic Goods Merchant Wholesalers - 0.1%
TE Connectivity PLC	901	192,282
Independent Artists, Writers, and Performers - 0.0%(b)
Madison Square Garden Sports Corp.(a)	290	108,544
Industrial Machinery Manufacturing - 2.4%
ASML Holding NV	3,952	6,373,628
Kadant, Inc.	573	182,890
		6,556,518
Machinery, Equipment, and Supplies Merchant Wholesalers - 0.2%
Ferguson Enterprises, Inc.	1,960	442,901

The accompanying notes are an integral part of these financial statements.

1

Iman Fund
Schedule of Investments
May 31, 2026(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Medical Equipment and Supplies Manufacturing - 3.9%
Boston Scientific Corp.(a)	34,000	$1,642,540
Edwards Lifesciences Corp.(a)	4,361	377,096
Globus Medical, Inc. - Class A(a)	29,300	2,399,084
Intuitive Surgical, Inc.(a)	1,450	615,728
Johnson & Johnson	23,226	5,233,514
ResMed, Inc.	1,131	215,535
		10,483,497
Metal Ore Mining - 3.0%
Agnico Eagle Mines Ltd.	3,973	727,655
Alamos Gold, Inc. - Class A	8,526	347,861
Barrick Mining Corp.	17,151	729,775
Coeur Mining, Inc.	137,600	2,658,432
Franco-Nevada Corp.	1,239	285,837
Newmont Corp.	29,600	3,250,376
		7,999,936
Miscellaneous Durable Goods Merchant Wholesalers - 0.7%
Wheaton Precious Metals Corp.	14,400	1,909,440
Motor Vehicle and Motor Vehicle Parts and Supplies Merchant Wholesalers - 0.1%
Copart, Inc.(a)	5,500	180,235
Motor Vehicle Body and Trailer Manufacturing - 0.5%
Blue Bird Corp.(a)	17,836	1,208,746
Motor Vehicle Manufacturing - 2.2%
Federal Signal Corp.	9,800	1,045,660
Tesla, Inc.(a)	11,030	4,806,764
		5,852,424
Navigational, Measuring, Electromedical, and Control Instruments Manufacturing - 0.6%
Danaher Corp.	7,305	1,334,405
Veralto Corp.	2,188	179,919
		1,514,324
Nursing Care Facilities (Skilled Nursing Facilities) - 0.1%
Ensign Group, Inc.	980	164,297
Oil and Gas Extraction - 3.8%
EOG Resources, Inc.	5,948	793,344
Exxon Mobil Corp.	64,600	9,383,796
		10,177,140
Other Amusement and Recreation Industries - 0.4%
OneSpaWorld Holdings Ltd.	40,964	972,895

	Shares	Value
Other Electrical Equipment and Component Manufacturing - 0.1%
Hubbell, Inc.	725	$343,367
Other Fabricated Metal Product Manufacturing - 0.1%
Watts Water Technologies, Inc. - Class A	715	220,921
Other Financial Investment Activities - 0.3%
Chemed Corp.	2,190	933,838
Other General Purpose Machinery Manufacturing - 0.8%
Graco, Inc.	24,206	1,826,343
Mettler-Toledo International, Inc.(a)	231	272,714
		2,099,057
Other Miscellaneous Manufacturing - 0.0%(b)
YETI Holdings, Inc.(a)	2,548	122,228
Other Professional, Scientific, and Technical Services - 1.0%
IDEXX Laboratories, Inc.(a)	4,806	2,708,325
Petroleum and Coal Products Manufacturing - 3.0%
Chevron Corp.	22,736	4,148,411
Imperial Oil Ltd.	33,418	3,967,385
		8,115,796
Pharmaceutical and Medicine Manufacturing - 6.1%
AstraZeneca PLC	12,700	2,358,009
Catalyst Pharmaceuticals, Inc.(a)	6,600	206,118
Eli Lilly & Co.	8,190	9,049,950
Incyte Corp.(a)	23,912	2,313,247
Novo Nordisk AS - ADR	30,184	1,375,786
Regeneron Pharmaceuticals, Inc.	896	550,843
Vertex Pharmaceuticals, Inc.(a)	1,274	570,166
		16,424,119
Poultry and Egg Production - 0.2%
Vital Farms, Inc.(a)	66,580	666,466
Residential Building Construction - 0.6%
Everus Construction Group, Inc.(a)	9,085	1,351,576
NVR, Inc.(a)	49	299,135
		1,650,711
Restaurants and Other Eating Places - 0.1%
Chipotle Mexican Grill, Inc.(a)	5,635	179,531
Scheduled Air Transportation - 0.1%
Ryanair Holdings PLC - ADR	6,100	370,758
Scientific Research and Development Services - 0.4%
Marvell Technology, Inc.	4,900	1,004,500

The accompanying notes are an integral part of these financial statements.

2

Iman Fund
Schedule of Investments
May 31, 2026(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Semiconductor and Other Electronic Component Manufacturing - 26.2%(c)
Advanced Micro Devices, Inc.(a)	8,526	$4,400,269
Analog Devices, Inc.	4,263	1,764,243
Applied Materials, Inc.	6,174	2,778,670
Arteris, Inc.(a)	55,700	2,002,415
Broadcom, Inc.	18,032	8,056,157
Diodes, Inc.(a)	3,800	400,216
FormFactor, Inc.(a)	4,802	598,281
Lam Research Corp.	6,958	2,213,896
Micron Technology, Inc.	10,200	9,904,200
Monolithic Power Systems, Inc.	343	537,210
nLight, Inc.(a)	19,200	1,423,104
NVIDIA Corp.	82,900	17,503,506
Silicon Motion Technology Corp. - ADR	6,100	1,688,907
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	34,375	14,384,219
Texas Instruments, Inc.	7,124	2,177,664
Vertiv Holdings Co. - Class A	1,509	476,406
Vicor Corp.(a)	500	167,420
		70,476,783
Services to Buildings and Dwellings - 0.1%
Rollins, Inc.	3,234	153,938
Ship and Boat Building - 0.3%
Malibu Boats, Inc. - Class A(a)	26,688	732,852
Soap, Cleaning Compound, and Toilet Preparation Manufacturing - 1.7%
Oil-Dri Corp. of America	17,756	1,361,175
Procter & Gamble Co.	21,560	3,095,154
		4,456,329
Software Publishers - 6.3%
Adobe, Inc.(a)	1,876	486,278
Cadence Design Systems, Inc.(a)	1,440	539,899
Microsoft Corp.	31,565	14,211,826
Nextpower, Inc. - Class A(a)	1,666	260,562
Salesforce, Inc.	6,546	1,250,941
Tyler Technologies, Inc.(a)	602	188,516
		16,938,022
Support Activities for Crop Production - 0.2%
Corteva, Inc.	7,056	552,344
Support Activities for Mining - 0.9%
SSR Mining, Inc.(a)	73,500	2,294,670
Technical and Trade Schools - 0.4%
Universal Technical Institute, Inc.(a)	30,968	1,158,513

	Shares	Value
Ventilation, Heating, Air-Conditioning, and Commercial Refrigeration Equipment Manufacturing - 0.3%
Lennox International, Inc.	416	$208,899
Trane Technologies PLC	1,234	556,904
		765,803
Warehouse Clubs, Supercenters, and Other General Merchandise Retailers - 0.6%
Ollie’s Bargain Outlet Holdings, Inc.(a)	18,300	1,493,829
Water, Sewage and Other Systems - 0.1%
Texas Pacific Land Corp.	690	271,170
Web Search Portals, Libraries, Archives, and Other Information Services - 2.8%
Meta Platforms, Inc. - Class A	12,100	7,653,371
TOTAL COMMON STOCKS (Cost $148,789,020)		267,702,206
TOTAL INVESTMENTS - 99.6% (Cost $148,789,020)		$267,702,206
Other Assets in Excess of Liabilities - 0.4%		1,098,162
TOTAL NET ASSETS - 100.0%		$268,800,368

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

The accompanying notes are an integral part of these financial statements.

3

Iman Fund
Statement of Assets and Liabilities
May 31, 2026

ASSETS:
Investments, at value	$ 267,702,206
Cash	2,246,528
Receivable for investments sold	248,574
Dividends receivable	213,186
Receivable for fund shares sold	66,832
Dividend tax reclaims receivable	63,370
Prepaid expenses and other assets	21,376
Total assets	270,562,072
LIABILITIES:
Payable for investments purchased	1,477,858
Payable to Adviser (Note 3)	154,871
Payable for fund shares redeemed	8,548
Payable for expenses and other liabilities	120,427
Total liabilities	1,761,704
NET ASSETS	$ 268,800,368
Net Assets Consist of:
Paid-in capital	$136,508,530
Total distributable earnings	132,291,838
Total net assets	$ 268,800,368
Net assets	$ 268,800,368
Shares issued and outstanding (unlimited shares authorized without par value)	11,781,121
Net asset value per share	$22.82
Cost:
Investments, at cost	$ 148,789,020

The accompanying notes are an integral part of these financial statements.

4

Iman Fund
Statement of Operations
For the Year Ended May 31, 2026

INVESTMENT INCOME:
Dividend income	$1,990,156
Less: issuance fees	(1,373)
Less: dividend withholding taxes	(70,526)
Total investment income	1,918,257
EXPENSES:
Investment advisory fee (Note 3)(a)	2,250,637
Fund administration and accounting fees	318,282
Legal fees	136,654
Transfer agent fees	98,663
Federal and state registration fees	39,554
Custodian fees	23,849
Trustees’ fees	20,476
Audit fees	16,227
Reports to shareholders	3,752
Other expenses and fees	3,076
Total expenses	2,911,170
Fee waiver from Adviser (Note 3)	(675,191)
Net expenses	2,235,979
NET INVESTMENT LOSS	(317,722)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	15,596,791
In-kind redemptions	4,511,678
Net realized gain (loss)	20,108,469
Net change in unrealized appreciation (depreciation) on:
Investments	65,130,323
Net change in unrealized appreciation (depreciation)	65,130,323
Net realized and unrealized gain (loss)	85,238,792
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 84,921,070

(a)	As of September 30, 2024, the Adviser is waiving a portion of its management fees for two years, ending on September 30, 2026.
The accompanying notes are an integral part of these financial statements.

5

Iman Fund
Statements of Changes in Net Assets

	Year Ended May 31,
	2026	2025
OPERATIONS:
Net investment income (loss)	$(317,722)	$(184,343)
Net realized gain (loss)	20,108,469	5,864,814
Net change in unrealized appreciation (depreciation)	65,130,323	582,739
Net increase (decrease) in net assets from operations	84,921,070	6,263,210
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(278,482)	—
Total distributions to shareholders	(278,482)	—
CAPITAL TRANSACTIONS:
Shares sold	24,114,810	22,358,077
Shares issued from reinvestment of distributions	273,668	—
Shares redeemed	(35,462,110)	(19,220,761)
Net increase (decrease) in net assets from capital transactions	(11,073,632)	3,137,316
NET INCREASE (DECREASE) IN NET ASSETS	73,568,956	9,400,526
NET ASSETS:
Beginning of the year	195,231,412	185,830,886
End of the year	$ 268,800,368	$ 195,231,412
SHARES TRANSACTIONS
Shares sold	1,256,421	1,405,976
Shares issued from reinvestment of distributions	14,650	—
Shares redeemed	(1,873,953)	(1,225,027)
Total increase (decrease) in shares outstanding	(602,882)	180,949

The accompanying notes are an integral part of these financial statements.

6

Iman Fund
Financial Highlights

	Year Ended May 31,
	2026	2025	2024	2023	2022
PER SHARE DATA:
Net asset value, beginning of year	$15.76	$15.23	$11.93	$11.21	$15.73
INVESTMENT OPERATIONS:
Net investment loss(a)	(0.03)	(0.01)	(0.03)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments(b)	7.11	0.54	3.33	0.90	(1.41)
Total from investment operations	7.08	0.53	3.30	0.87	(1.51)
LESS DISTRIBUTIONS FROM:
Net realized gains	(0.02)	—	—	(0.15)	(3.01)
Total distributions	(0.02)	—	—	(0.15)	(3.01)
Net asset value, end of year	$22.82	$15.76	$15.23	$11.93	$11.21
TOTAL RETURN	44.98%	3.48%	27.66%	7.93%	−14.19%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$268,800	$195,231	$185,831	$148,855	$139,665
Ratio of expenses to average net assets:
Before expense waiver/recoupment	1.29%	1.30%	1.31%	1.35%	1.28%
After expense waiver/recoupment	0.99%(c)	1.10%(c)	1.31%	1.35%	1.28%
Ratio of net investment income (loss) to average net assets	(0.14)%	(0.09)%	(0.24)%	(0.24)%	(0.77)%
Portfolio turnover rate	41%(d)	27%	25%	72%	115%

(a)	Net investment loss per share was calculated based on average shares outstanding for the year ended 2026.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

(c)	As of September 30, 2024, the Adviser is waiving a portion of its management fees for two years, ending on September 30, 2026. See Note 3 for details.
(d)	Includes in-kind transactions associated with redemptions of the fund.
The accompanying notes are an integral part of these financial statements.

7

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2026
1. ORGANIZATION
Allied Asset Advisors Funds (the “Trust”), an open-end management investment company, was organized as a Delaware statutory trust on January 14, 2000. The Trust currently offers one series of shares to investors, the Iman Fund (the “Fund”), a diversified series of the Trust. Allied Asset Advisors, Inc. (the “Adviser”), a Delaware corporation, serves as investment adviser to the Fund.
The Trust is authorized to issue an unlimited number of shares without par value, of each series. The Trust currently offers one class of shares of the Fund.
The Fund seeks growth of capital while adhering to Islamic principles. The Fund seeks to achieve its investment objective by investing in common stocks and equity-related securities of domestic and foreign issuers that meet Islamic principles and whose prices the Adviser anticipates will increase over the long term. Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations or businesses that derive interest income as their primary source of income. The Fund may invest in companies of all market capitalizations. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles. There can be no guarantee that the Fund will achieve its investment objective.
The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).
Use of Estimates: In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.
Security Valuation: Investment securities are carried at fair value determined using the following valuation methods:
•	Equity securities listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the valuation date.
•
Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the most recent quoted bid price. The Fund did not hold any such securities during the year ended May 31, 2026.

•
Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser under direction of the Board of Trustees. The Fund did not hold any such securities during the year ended May 31, 2026.

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes.

8

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2026(Continued)
Summary of Fair Value Exposure at May 31, 2026
The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 –	Unadjusted quoted prices in active markets for identical securities the Fund has the ability to access.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The Board of Trustees has appointed the Adviser as the Fund’s valuation designee to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. Inputs that are used in determining a fair value of an investment may include price information, credit data, volatility statistics and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Common Stocks	$267,702,206	$ —	$ —	$267,702,206
Total*	$267,702,206	$—	$—	$267,702,206

*	Additional information regarding the industry and/or geographical classification of these investments is disclosed in the Schedule of Investments.
The Fund did not hold any investments during the year ended May 31, 2026 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.
Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. The Fund does not invest in securities of U.S. or foreign governments.

9

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2026(Continued)
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and the Fund intends to distribute all of its taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.
As of and during the year ended May 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expenses in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2023 through May 31, 2026.
As of May 31, 2026, the tax cost of investments and the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Cost of investments	$149,078,964
Gross tax unrealized appreciation	$125,441,278
Gross tax unrealized depreciation	(6,818,036)
Net tax unrealized appreciation	118,623,242

Undistributed ordinary income	2,909,857
Undistributed long-term capital gains	10,758,739
Distributable earnings	13,668,596

Total distributable earnings	$132,291,838

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses relating to wash sale transactions.
At May 31, 2026, the Iman Fund had short-term tax basis capital losses of $0 and long-term tax basis capital losses of $0 which may be carried forward to offset future capital gains. To the extent that the Iman Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.
During the 2026 fiscal year, the Iman Fund utilized $1,448,536 of capital loss carryover.
A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended May 31, 2026, the Fund did not defer any late year losses or post-October capital losses.
Distributions to Shareholders: The Fund will distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.
The tax character of distributions paid were as follows:

	Year Ended May 31,
	2026	2025
Ordinary income	$—	$—
Long-term capital gains	$278,482	$—

Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book to tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.

10

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2026(Continued)
For the fiscal year ended May 31, 2026, total paid-in capital was increased by $4,511,678 and total distributable earnings was decreased by $(4,511,678) resulting from such reclassification. This reclassification was due to Redemptions in Kind.
Other: Investment transactions and shareholder transactions are accounted for on the trade date. Net realized gains and losses on securities are computed on the basis of specific security lot identification. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.
Subsequent Events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. For the period noted above, there was one such event or transaction.
At a Board meeting held on July 20, 2026, the Board of Trustees re-approved the Advisory Fee Waiver Agreement between the Adviser and the Trust for an additional two-year period through September 30, 2028. Pursuant to the Agreement, the Adviser will continue to waive a portion of its advisory fee such that the Trust, on behalf of the Fund, will continue to compensate the Adviser for its management services at the annual rate of 0.70% of the Fund’s daily average net assets (instead 1.00% as set forth in the investment advisory contract).
ASU 2023-07: Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Iman Fund. The Iman Fund operates as a single segment entity. The Iman Fund’s income, expenses, assets, and performance are regularly monitored and assessed by Bassam Osman, Chairman of the Adviser, using the information presented in the financial statements and financial highlights.
ASU 2023-09: In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 is intended to provide transparency and enhanced details for taxes paid and is designed to help investors better understand an entity’s exposure to taxes by type and jurisdiction. Management has evaluated the impact of adopting ASU 2023-09 with respect to the financial statements and disclosures and determined there is no material impact for the Fund.
3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser, with whom certain officers and a Trustee of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s daily average net assets.
For the period ended May 31, 2026, the Fund had advisory expenses of $2,250,637 and as of May 31, 2026, the Fund had $154,871 payable to the Adviser.
The Adviser is waiving a portion of its management fee for two years beginning on September 30, 2024 and through September 30, 2026 such that the Trust, on behalf of the Fund, is compensating the Adviser for its management services at the annual rate of 0.70% of the Fund’s daily average net assets (instead 1.00% as set forth in the investment advisory contract), and (ii) a Consulting Services Agreement, which provides that during the effective period of the Advisory Fee Waiver Agreement the Adviser is allocating a portion of the management fee received by the Adviser to the North American Islamic Trust (“NAIT”), the parent company of the Adviser, such that the Adviser will pay to NAIT an amount equal an annual rate of 0.10% of the Fund’s daily average net assets for NAIT’s consulting services to the Adviser regarding Shariah compliance matters for the Fund. The waived fees are not subject to recoupment.
The Trust has a distribution agreement and a servicing agreement with Quasar Distributors, LLC (the “Distributor”), a subsidiary of ACA Global. Fees for such distribution services are paid to the Distributor by the Adviser.

11

IMAN FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2026(Continued)
4. CAPITAL SHARE TRANSACTIONS
Capital Share Transactions of the Fund for the year ended May 31, 2026, were as follows:

	Amount	Shares
Shares sold	$24,114,810	1,256,421
Shares reinvested	273,668	14,650
Shares redeemed	(35,462,110)	(1,873,953)
Net Increase (Decrease)	$(11,073,632)	(602,882)
Shares Outstanding
Beginning of year		12,384,003
End of year		11,781,121

Capital Share Transactions of the Fund for the year ended May 31, 2025, were as follows:

	Amount	Shares
Shares sold	$22,358,077	1,405,976
Shares reinvested	—	—
Shares redeemed	(19,220,761)	(1,225,027)
Net Increase (Decrease)	$3,137,316	180,949
Shares Outstanding
Beginning of year		12,203,054
End of year		12,384,003

5. Securities Transactions
During the year ended May 31, 2026, the cost of purchases and proceeds from sales of investment securities (including in-kind transactions), other than short-term investments, were $92,548,428 and $103,766,028, respectively. There were no purchases or sales of U.S. government securities for the Fund. During the year ended May 31, 2026, the Fund received securities through in-kind subscriptions totaling $0.00 and distributed securities through in-kind redemptions totaling $8,231,663.
6. Beneficial Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 (“1940 Act”). As of May 31, 2026, NAIT held 49.31% of the Fund.

12

IMAN FUND
Report of Independent Registered Public Accounting Firm
To the Shareholders of Iman Fund and
Board of Trustees of Allied Asset Advisors Funds
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Allied Asset Advisors Funds comprising Iman Fund (the “Fund”) as of May 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
July 28, 2026

13

IMAN FUND
OTHER INFORMATION
May 31, 2026 (Unaudited)
Tax Information
The Fund designates 0.00% of its ordinary income distribution for the year ended May 31, 2026 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
For the year ended May 31, 2026, 0.00% of the dividends paid from net ordinary income for the Fund qualifies for the dividends received deduction available to corporate shareholders.
For the year ended May 31, 2026, 0.00% of the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).
The Fund designates 0.00% of its ordinary income distributions for the year ended May 31, 2026 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).
PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (877) 417-6161 or by accessing the Fund’s website at http://www.investaaa.com. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.
PROXY VOTING RECORD
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 417-6161. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
PRIVACY POLICY
In the course of servicing your account, we collect the following nonpublic personal information about you:
•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, parties to transactions, cost basis information, and other financial information.

•	Information collected from our website (including from the use of “cookies”).
We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your financial intermediary shares nonpublic personal information with nonaffiliated third parties.

14

IMAN FUND
OTHER INFORMATION
Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies May 31, 2026
There were no changes in or disagreements with accountants during the period covered by this report.

15

IMAN FUND
OTHER INFORMATION
Item 9 – Proxy Disclosures for Open-End Management Investment Companies
May 31, 2026
There were no matters submitted to a vote of shareholders during the period covered by this report.

16

IMAN FUND
OTHER INFORMATION
Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
May 31, 2026
Disclosed under Item 7(a) within the Statement of Operations as presented in the Financial Statements.

17

IMAN FUND
OTHER INFORMATION
Item 11 – Statement Regarding Basis for Approval of Investment Advisory Contract
May 31, 2026 (Unaudited)
In approving the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Allied Asset Advisors Inc. (the “Adviser”) and Allied Asset Advisors Funds (the “Trust”), on behalf of the Iman Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”) was advised by, and the independent Trustees of the Board met in executive session with, independent legal counsel to discuss the duties of the Trustees in consideration of the continuance of the Advisory Agreement. The Board received and reviewed a substantial amount of information provided by the Adviser and third parties in response to the Board’s requests. Based on its evaluation of the information provided, the Board, at a meeting held April 20, 2026, approved continuation of the Advisory Agreement for a one-year term through June 30, 2027.
The Board reviewed and analyzed various factors in considering the Advisory Agreement and reaching its conclusions, including each of the factors described below.
Nature, Quality, and Extent of Services
The Board’s analysis of the nature, quality, and extent of the Adviser’s service to the Fund took into account the knowledge gained from the Board’s regular meetings with the Adviser throughout the prior year. In addition, the Board reviewed information on the key personnel involved in providing investment advisory services to the Fund and the Adviser’s performance of services for the Fund, such as stock selection, adherence to the Fund’s investment objective, policies and restrictions, and monitoring compliance with applicable Fund policies and procedures. The Board concluded that the nature, quality, and extent of the services provided by the Adviser to the Fund were appropriate and the Fund was likely to continue to benefit from services provided under its contract with the Adviser.
Investment Performance
In considering the performance of the Fund and the Adviser, the Board compared the Fund’s performance with that of a universe of greater than 1,300 U.S. large cap growth mutual funds, as determined by Morningstar, an independent data service provider. The performance data was for one-, three-, five- and ten-year periods ended March 31, 2026. The Board also compared the Fund’s performance for the same time with those of several benchmark indices: the Dow Jones Islamic Market US Index (the “IMUS”), the Dow Jones Islamic Market World Index (the “DJIM”), the S&P 500 Index (the “SPX”). In addition, the Board also compared the Fund’s performance with five other mutual funds that follow Islamic principles for the same periods.
The Board considered that the Fund had performed competitively with all benchmark indices for the periods under review.
The Board considered that the Fund had performed competitively with all the Islamic principles peer funds for the periods under review.
After considering all the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Fund and its shareholders were benefiting from the Adviser’s investment management of the Fund.
Costs of Services and Profits Realized by the Adviser
The Board examined the fee and expense information for the Fund as compared to that of other comparable funds and noted that the Adviser’s management fees, as a percentage of net assets, were in the third quartile of comparable funds and were higher than the peer group median reported by Morningstar. The Board also noted that the Fund’s net expense ratio, as a percentage of net assets, was in the fourth quartile of comparable funds and was higher than the peer group median as reported by Morningstar. The Board noted, however, that the Fund’s special nature makes it distinct from most of the funds in its Morningstar peer group, which included many funds that are part of much larger families of funds and, therefore, realize economies of scale that the Fund does not. The Board noted the Fund’s reduced operating expense ratio and the fee waiver in place for the Fund.

18

IMAN FUND
OTHER INFORMATION
Item 11 – Statement Regarding Basis for Approval of Investment Advisory Contract
May 31, 2026 (Unaudited) (Continued)
In addition, the Board considered the Adviser’s costs in serving as the Fund’s investment adviser and manager. The costs include those associated with the personnel and systems necessary to manage the Fund. The Board noted, also, that the costs included those associated with Rule 12b-1 expenses that the Adviser had paid on behalf of the Fund, since the Fund did not have a Rule 12b-1 Plan. The Board also considered the financial condition of the Adviser. The Board concluded that the total expenses of the Fund were reasonable in light of the services provided and the performance the Fund achieved over various time periods, and that the other expenses of the Fund were also reasonable.
Economies of Scale
The Board considered the extent to which the Fund’s management fee reflected economies of scale for the benefit of Fund shareholders.
Other Benefits to the Adviser
The Board considered benefits that accrue to the Adviser from its relationship with the Fund. The Board noted that the Adviser did not employ soft-dollars and therefore did not derive research products or services from brokerage commissions paid by the Fund on its brokerage transactions.
Conclusion
After full consideration of the above factors as well as other factors, the Board, including all independent Trustees, unanimously approved the Fund’s Advisory Agreement for a one-year term.

19

INVESTMENT ADVISER
Allied Asset Advisors, Inc.
Hometown, Illinois
DISTRIBUTOR
Quasar Distributors, LLC
Portland, Maine
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
Milwaukee, Wisconsin
ADMINISTRATOR, TRANSFER AGENT,
AND FUND ACCOUNTANT
U.S. Bank Global Fund Services
Milwaukee, Wisconsin
CUSTODIAN
U.S. Bank, N.A.
Milwaukee, Wisconsin
LEGAL COUNSEL
Kirkland & Ellis LLP
Chicago, Illinois
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. Quasar Distributors, LLC is the Distributor for the Fund.

Investment Advisor

AAA

Allied Asset Advisors, Inc.
8925 South Kostner Avenue
Hometown, IL 60456
(630) 789-0453
1-877-417-6161

WWW.INVESTAAA.COM

IF-ANNUAL525

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 7(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 9, 2007.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c 1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable to open-end management investment companies.

(5) Change in the registrant’s independent public accountant. Not Applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allied Asset Advisors Funds

By (Signature and Title)*	/s/ Bassam Osman
Bassam Osman, Principal Executive Officer

Date	8/6/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bassam Osman
Bassam Osman, Principal Executive Officer

Date	8/6/26

By (Signature and Title)*	/s/ Salah Obeidallah
Salah Obeidallah, Principal Financial Officer

Date	8/6/26

* Print the name and title of each signing officer under his or her signature.